UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

Jefferies Credit Partners BDC Inc.

(Exact name of Registrant as specified in its charter)

Maryland	814-01684	92-1852483
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 12th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-3474

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Charter to Effect Class Name Change and Articles Supplementary to Reclassify Shares of Common Stock

On May 19, 2025, Jefferies Credit Partners BDC Inc., a Maryland corporation (the “Company”), filed Articles of Amendment (the “Articles of Amendment”) to its charter with the State Department of Assessments and Taxation of Maryland (“SDAT”) to rename and redesignate the authorized shares of the Company’s common stock, $0.001 par value per share, as Class I Common Stock, $0.001 par value per share (the “Class I Common Stock”). The Articles of Amendment became effective on May 20, 2025.

Also on May 19, 2025, the Company filed with SDAT Articles Supplementary (the “Class S Articles Supplementary”) to its charter, pursuant to which the Company reclassified and redesignated 200,000,000 shares of Class I Common Stock as shares of Class S Common Stock, $0.001 par value per share, and Articles Supplementary (the “Class D Articles Supplementary”) to its charter, pursuant to which the Company reclassified and redesignated 200,000,000 shares of Class I Common Stock as shares of Class D Common Stock, $0.001 par value per share. The Class S Articles Supplementary and Class D Articles Supplementary became effective on May 20, 2025, immediately after the effectiveness of the Articles of Amendment.

The foregoing summary is qualified in its entirety by reference to the full text of the Articles of Amendment, the Class S Articles Supplementary and the Class D Articles Supplementary, which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

3.1	Articles of Amendment, effective May 20, 2025.

3.2	Class S Articles Supplementary, effective May 20, 2025.

3.3	Class D Articles Supplementary, effective May 20, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES CREDIT PARTNERS BDC INC.

Date: May 23, 2025	By:	/s/ John Dalton
	Name:	John Dalton
	Title:	Chief Financial Officer